EXHIBIT 99.1

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 15 2002 by and among Quality Products, Inc., a Delaware corporation (the “Company”), and each of the purchasers set forth on the signature pages hereto (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.            The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.            The Company has amended its Certificate of Incorporation to create a Series A Preferred Stock (“Series A Preferred Stock”) by filing a Certificate of Designations with the Secretary of State of Delaware (the “Certificate of Designations”);

C.            At the same time this Agreement is being entered into, the Buyers and the Company are executing an Investor Rights Agreement (“Investor Rights Agreement”) which provides for, among other things, certain economic and legal rights being afforded to the holders of the Preferred Stock;

D.            Subject to the terms of the Certificate of Designations, the Series A Preferred Stock shall be convertible into shares of Common Stock, par value $.00001 per share, of the Company (the “Common Stock”), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation.

E.             The Company has authorized the issuance to the Buyers an aggregate of 208,331.31 Warrants, in the form attached hereto as Exhibit “B” (the “Warrants”));

F.             The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, (i) up to 6,250 shares of Preferred Stock, and (ii) Warrants to purchase up to 208,331.31 shares of Common Stock, for an aggregate purchase price of Six Hundred Twenty Five Thousand Dollars ($625,000);

G.            Each Buyer wishes to purchase, upon the terms and conditions stated in this Agreement, the number of shares of Preferred Stock and Warrants set forth immediately below its name on the signature pages hereto; and

NOW THEREFORE, the Company and each of the Buyers (severally and not jointly) hereby agree as follows:

1.             PURCHASE AND SALE OF PREFERRED SHARES AND WARRANTS.

a.             Purchase of Preferred Shares and Warrants.  The Company shall issue and sell to each Buyer and each Buyer severally agrees to purchase from the Company such number of shares of Preferred Stock (the “Preferred Shares”) and Warrants, and at the aggregate purchase price, as is set forth immediately below such Buyer’s name on the signature pages hereto.  The issuance, sale and purchase of the Preferred Shares and the Warrants shall take place at the closing (the “Closing”).  Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, at the Closing, the Company shall issue and sell to each Buyer and each Buyer shall purchase from the Company the aggregate number of Preferred Shares and Warrants which such Buyer is purchasing hereunder.  The aggregate number of Preferred Shares to be issued at the Closing shall be 6,250 shares.  The Warrants to be issued at the Closing consist of 208,333.31Warrants.  The aggregate purchase price for the Preferred Shares and the Warrants to be issued at Closing shall be Six Hundred Twenty Five Thousand Dollars ($625,000).

b.             Form of Payment.  On the Closing Date (as defined below), (i) each Buyer shall pay the purchase price for the Preferred Shares and Warrants to be issued and sold to it at the Closing (the “Purchase Price”) by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of a duly executed certificate(s) representing such number of Preferred Shares and Warrants which such Buyer is then purchasing, and (ii) the Company shall deliver such certificate(s) and the Warrants against delivery of such Purchase Price.

c.             Closing Date.  Subject to the satisfaction (or waiver) of the conditions thereto set forth in Section 6 and Section 7 below, the date and time of the issuance and sale of the Preferred Shares and the Warrants pursuant to this Agreement (the “Closing Date”) shall be 12:00 noon Central Standard Time on September 30, 2002 (subject to a two (2) business day grace period at either party’s option) or such other mutually agreed upon time.  The Closing shall occur on the Closing Date at the offices of D’Ancona & Pflaum, LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601.

2.             BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer severally represents and warrants to the Company that:

a.             Investment Purpose.  The Buyer is purchasing the Preferred Shares, the shares of Common Stock issuable upon conversion thereof (the “Conversion Shares”), the Warrants and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”) (collectively, the “Securities”) for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered under the 1933 Act.

b.             Accredited Investor Status.  The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

c.             Reliance on Exemptions.  The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d.             Information.  The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors.  The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries.  Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below.  The Buyer understands that its investment in the Securities involves a significant degree of risk.

e.             Governmental Review.  The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f.              Transfer or Resale.  The Buyer understands and agrees that (i) except as provided in the Investor Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel (which opinion shall be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) sold pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Investor Rights Agreement). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account, subject to the limitations on transfer contained herein applicable to transferees of the Securities.

g.             Legends.  The Buyer understands and agrees that the certificates for the Preferred Shares, Warrants and, until such time as the Conversion Shares and Warrant Shares have been registered under the 1933 Act, as contemplated by the Investor Rights Agreement, the Conversion Shares and Warrant Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended.  The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.”

The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) the sale of such Security is registered under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act or (c) such holder provides the Company with an opinion of counsel that such Security can be sold pursuant to Rule 144 under the 1933 Act (or a successor rule thereto) without any restriction as to the number of Securities acquired as of a particular date that can then be immediately sold.  The Buyer agrees to sell all Securities, including those represented by a  certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements.

h.             Authorization; Enforcement. This Agreement and the Investor Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

i.              Residency.  The Buyer is a resident of the jurisdiction set forth immediately below such Buyer’s name on the signature pages hereto.

3.             REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each Buyer that the statements contained in this Article III are true and correct, except as set forth in the disclosure schedules delivered by the Company to the Investors concurrently herewith (the “Disclosure Schedules”).  All exceptions noted in the Disclosure Schedules are numbered to correspond to the applicable Sections to which such exception refers.  The Company represents and warrants to each Buyer that:

a.             Organization and Qualification.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.  “Material Adverse Effect” means any material adverse effect on the operations, assets, financial condition or prospects of the Company or on the transactions contemplated hereby or by the agreements or instruments to be entered into in connection herewith.

b.             Authorization; Enforcement.  (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Investor Rights Agreement and the Warrants and to consummate of the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Investor Rights Agreement and the Warrants by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board or Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Investor Rights Agreement and the Warrants, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

c.             Capitalization.  As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock of which 3,151,132 shares are issued and outstanding, and (ii) 10,000,000 shares of preferred stock, of which no shares are currently issued and outstanding (exclusive of the Preferred Shares).  All of such outstanding shares of capital stock are, or upon issuance will be (assuming issuance and delivery of such shares against payment therefor), duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any liens or encumbrances imposed through the actions or failure to act of the Company.

d.             Issuance of Shares.  The Preferred Shares, Conversion Shares and Warrant Shares are duly authorized and, upon issuance in accordance with the terms of this Agreement, upon conversion of the Preferred Shares and upon proper exercise of the Warrants, as applicable, the Preferred Shares, Conversion Shares and Warrant Shares (assuming issuance and delivery of such Warrant Shares against payment therefor in accordance with the Warrants) shall be validly issued, fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.

e.             No Conflicts.  The execution, delivery and performance of this Agreement, the Investor Rights Agreement and the Warrants by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the filing of the Certificate of Designation and the issuance and reservation for issuance of the Preferred Shares, Conversion Shares and Warrant Shares) will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party.

f.              SEC Documents, Financial Statements.  Since December 5, 1995, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents (other than exhibits) incorporated by reference therein, being hereinafter referred to herein as the “SEC Documents”).  The Company has delivered or made available to each Buyer true and complete copies of the SEC Documents, except for such exhibits and incorporated documents.  As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  Except as set forth in the financial statements of the Company included in the SEC Documents, the Company has no liabilities, contingent or otherwise, other  than (i) liabilities incurred in the ordinary course of business subsequent to March 31, 1997 and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in such financial statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

g.             Acknowledgment Regarding Buyers’ Purchase of Preferred Shares.  The Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm’s length purchasers with respect to this Agreement and the transactions contemplated hereby.  The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers’ purchase of the Preferred Shares.  The Company further represents to each Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

4.             COVENANTS.

a.             Best Efforts.  The parties shall use their best efforts to satisfy timely each of the conditions described in Section 6 and 7 of this Agreement.

b.             Form D; Blue Sky Laws.  The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable closing pursuant to this Agreement under applicable securities or “blue sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to each Buyer on or prior to such Closing Date.

c.             Use of Proceeds.  The Company shall use the proceeds from the sale of the Preferred Shares and the Warrants to retire outstanding indebtedness of the Company (including the Mellman Note and the East Lake Note, as reflected on the SEC Documents), with the remainder to be used for general corporate purposes.

d.             Reservation of Shares.  The Company shall at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the full conversion of the outstanding Preferred Shares and issuance of the Conversion Shares in connection therewith and the full exercise of the Warrants and the issuance of the Warrant Shares in connection therewith (based on the Conversion Price of the Preferred Shares and the exercise price of the Warrants in effect from time to time). The Company shall not reduce the number of shares of Common Stock reserved for issuance upon conversion of the Preferred Shares and the full exercise of the Warrants without the consent of each Buyer, which consent will not be unreasonably withheld.  The Company shall use its best efforts at all times to maintain the number of shares of Common Stock so reserved for issuance at no less than two (2) times the number that is then actually issuable upon full conversion of the Preferred Shares and exercise of the Warrants (based on the Conversion Price of the Preferred Shares and the exercise price of the Warrants in effect from time to time).

5.             TRANSFER AGENT INSTRUCTIONS.

The Company shall issue irrevocable instructions to its transfer agent to issue certificates, registered in the name of each Buyer or its nominee, for the Conversion Shares and Warrant Shares in such amounts as specified from time to time by each Buyer to the Company upon proper conversion of the Preferred Shares or proper exercise of the Warrants (the “Irrevocable Transfer Agent Instructions”).  Prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement.  The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Conversion Shares and Warrant Shares, prior to registration of the Conversion Shares and Warrant Shares under the 1933 Act), will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Investor Rights Agreement.  Nothing in this Section shall affect in any way the Buyer’s obligations and agreement set forth in Section 2(g) hereof  to comply with all applicable securities laws upon resale of the Securities.  If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Conversion Shares and Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer.  The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers’ by obliterating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

6.             CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Preferred Shares and the Warrants to the Buyers at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a.             Each Buyer shall have executed this Agreement and the Investor Rights Agreement, and delivered the same to the Company.

b.             Each Buyer shall have delivered the Purchase Price in accordance with Section 1(b) above.

c.             The aggregate amount of the Purchase Price received by the Company from all Buyers shall be up to One Million Dollars ($1,000,000), it being understood that the Company, in its sole discretion, may accept aggregate subscriptions for a lesser amount.

d.             The representations and warranties of each Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and each Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the Closing Date.  The Company shall have received a certificate from each Buyer, dated as of the Closing Date, to the foregoing effect.

e.             No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

7.             CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Preferred Shares and the Warrants at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for such Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion:

a.             The Company shall have executed this Agreement and the Investor Rights Agreement, and delivered the same to the Buyer.

b.             The Company shall have delivered to such Buyer duly executed certificates (in such denominations as the Buyer shall request) representing the Preferred Shares being so purchased and the Warrants being so purchased in accordance with Section 1(b) above.

c.             The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.  The Buyer shall have received a certificate, executed by the chief executive officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer.

d.             The Buyer shall have received an officer’s certificate described in Section 3(c) above, dated as of the Closing Date.

e.             No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

8.             MISCELLANEOUS.

a.             Governing Law.  This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

b.             Counterparts.  This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c.             Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

d.             Severability.  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

e.             Entire Agreement; Amendments.  This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f.              Notices.  Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party.  The addresses for such communications shall be:

If to the Company:

711 North McKinley Road,

Suite 6

Lake Forest, Illinois, 60045

Attention: Chairman

Facsimile: (847) 535-9614

If to a Buyer:  To the address set forth immediately below such Buyer’s name on the signature pages hereto.

Each party shall provide notice to the other party of any change in address.

g.             Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns.  Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h.             Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i.              Survival.  The representations and warranties and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the parties hereto.

j.              Publicity.  The Company and each of the Buyers shall have the right to approve before issuance any press releases, SEC, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of each of the Buyers, to make any press release or SEC filings with respect to such transactions as is required by applicable law and regulations (although each of the Buyers shall be consulted by the Company in connection with any such press release prior to its release and shall be provided with a copy thereof).

k.             Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

IN WITNESS WHEREOF, the undersigned Buyers and the Company have caused this Agreement to be duly executed as of the date first above written.

QUALITY PRODUCTS, INC.

By:	/s/ Richard Drexler
Name:	Richard Drexler
Its:	Chairman

BUYERS:

/s/ Richard Drexler		/s/ Clare Drexler
Richard Drexler, as Joint Tenant with Right of Survivorship		Clare Drexler, as Joint Tenant with Right of Survivorship

/s/ Dan Drexler		/s/ Jason Drexler
Dan Drexler		Jason Drexler

DELAWARE CHARTER GUARANTY
& TRUST CO., Trustee, FOB		THE DALE NEWBERG PENSION
TRUST
Richard A. Drexler, SEP IRA,
Account # 420-99261-14

By:		By:	/s/ Dale Newberg
Name:			Dale Newberg, Trustee
Title:

Alyce Lazar, by Richard Drexler pursuant to Power of
Attorney dated November 25, 1997